SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 25, 2016

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On February 25, 2016, Dynegy Inc. (“Dynegy”) issued a press release announcing that Dynegy and Energy Capital Partners, through a newly formed joint venture, have signed a definitive agreement to acquire the GDF Suez Energy United States fossil portfolio from International Power, S.A., a wholly-owned subsidiary of ENGIE, consisting of 8,731 megawatts of generation capacity located in ERCOT, PJM, and ISO-New England. A copy of Dynegy’s press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Dynegy’s management will discuss and answer questions about the acquisition during its 2015 full year and fourth quarter earnings investor conference call and webcast today at 9:00 a.m. ET/8:00 a.m. CT. The acquisition presentation slides for use in conjunction with the conference call and webcast are posted on Dynegy’s website. Participants may access the webcast and the presentation slides in the “Investor Relations” section of www.dynegy.com. For persons unable to listen to the live webcast, the call will be archived and available for replay on Dynegy’s website.

The presentation slides include statements intended as “forward-looking statements,” which are subject to the cautionary statement about forward-looking statements set forth therein. Certain of the slides also contain non-GAAP financial information. Reconciliations of these measures to the most directly comparable GAAP financial measures, to the extent available without unreasonable effort, are contained in the presentation slides. To the extent required, statements disclosing the definitions, utility and purposes of these measures are set forth in Dynegy’s Current Report on Form 8-K filed with the SEC on February 24, 2015.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission (the “SEC”) Release No. 33-8176, the information contained in the press release furnished as an exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. In addition, the press release contains statements intended as “forward-looking statements” which are subject to the cautionary statements about forward-looking statements set forth in such press release.

Item 9.01              Financial Statements and Exhibits.

(d)   Exhibits:

Exhibit No.	Document

99.1	Press release dated February 25, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: February 25, 2016	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release dated February 25, 2016